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                                                             EXHIBIT 23.(V)


The Board of Directors
Terra Natural Resources Corporation



We consent to the use of our reports included herein in the Registration Statement on Form 10.



                                      Merdinger, Fruchter, Rosen & Corso, P.C.



New York, New York
November 24, 1998